                     SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant    [x]
Filed by a Party other than the Registrant  [x]

Check the appropriate box:
[x]  Preliminary Proxy Statement     [ ]  Confidential, for Use
[ ]  Definitive Proxy Statement           of the Commission Only
[ ]  Definitive Additional Materials      (as permitted by Rule
[ ]  Soliciting Material Pursuant         14a-6(e)(2))
     to Rule 14a-11(c) or Rule 14a-12

                       GLEN BURNIE BANCORP
----------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total fee paid:

          ------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
          ----------------------------

     2.   Form, Schedule or Registration Statement No.:
          ----------------------------

     3    Filing Party:
          ----------------------------

     4.   Date Filed:
          ----------------------------

                        February 10, 1999




Dear Fellow Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Glen Burnie Bancorp (the "Company") to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie,
Maryland on Thursday, March 11, 1999 at 2:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes the election of directors and authorization for the board of directors to select the Company's auditors for the 1999 fiscal year. Stockholders are also being asked to approve several proposals to amend the Articles of Incorporation and Bylaws of the Company. The Board of Directors, believes that the proposals to amend the Articles of Incorporation and Bylaws are critical to the future of the Company and the Board of Directors unanimously recommends that stockholders approve these amendments. The proposals to amend the Articles of Incorporation and Bylaws will require the approval of 80% of the shares outstanding. Your vote on these proposals is particularly important since an abstention or failure to vote is tantamount to a vote against the amendments to the Articles of Incorporation and Bylaws.

     Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 1998 fiscal year. During the meeting, we will report on the operations of the Company's wholly-owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of Trice & Geary LLC, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE
EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.   This
will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.


     Sincerely,




     John E. Demyan                     F. William Kuethe, Jr.
     Chairman                           President

                       GLEN BURNIE BANCORP
                     101 CRAIN HIGHWAY, S.E.
                   GLEN BURNIE, MARYLAND  21061
                          (410) 766-3300

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MARCH 11, 1999


     NOTICE IS HEREBY GIVEN that the 1999 annual meeting of stockholders (the "Annual Meeting") of Glen Burnie Bancorp (the "Company") will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, March 11, 1999 at 2:00 p.m., Eastern Time.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

          1. To elect a Board of Directors for the ensuing year;

          2. To authorize the Board of Directors to select an outside auditing firm for the 1999 fiscal year;

          3. To approve an amendment to the Articles of Incorporation to eliminate preemptive rights;

          4. To approve an amendment to the Articles of Incorporation and Bylaws to provide for a classified board of directors and to make certain conforming amendments to the Bylaws;

          5. To approve an amendment to the Bylaws to change the date fixed for the annual meeting of stockholders;

          6. To approve an amendment to the Bylaws to reduce the stockholder vote required to amend the Bylaws from 80% to 66-2/3% of all votes entitled to be cast; and

          7. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 3, 1999 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              DOROTHY A. ABEL
                              SECRETARY
Glen Burnie, Maryland
February 10, 1999

----------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A
QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.
----------------------------------------------------------------

                         PROXY STATEMENT
                                OF
                       GLEN BURNIE BANCORP
                     101 CRAIN HIGHWAY, S.E.
                   GLEN BURNIE, MARYLAND  21061


                  ANNUAL MEETING OF STOCKHOLDERS
                          MARCH 11, 1999

----------------------------------------------------------------
                             GENERAL
----------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Glen Burnie Bancorp (the "Company") to be used at the 1999 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the "Annual Meeting") which will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, March 11, 1999 at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about February 10, 1999.

----------------------------------------------------------------
                VOTING AND REVOCABILITY OF PROXIES
----------------------------------------------------------------
     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR NAMED BELOW AND FOR THE OTHER PROPOSALS DESCRIBED HEREIN. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dorothy A. Abel, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

----------------------------------------------------------------
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
----------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $10.00 per share (the "Common Stock"). Stockholders of record as of the close of business on February 3, 1999 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 895,437 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.



                            AMOUNT AND NATURE  PERCENT OF SHARES
NAME AND ADDRESS              OF BENEFICIAL     OF COMMON STOCK
OF BENEFICIAL OWNER            OWNERSHIP 1        OUTSTANDING
-------------------         -----------------   ----------------
John E. and Margarette
  Z. Demyan
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061     94,246   2          10.53%

F. William and Beverly
   F. Kuethe, Jr.
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061     73,860   3           8.25

Eugene P. Nepa
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061     72,757   4           8.13

Charles L. and Ruth G. Hein
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061      46,785   5           5.22

-------------
1   Rounded to nearest whole share.  For purposes of this table,
    a person is deemed to be the   beneficial owner of any
    shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock. For information relating to the number of shares of Common Stock beneficially owned by each director of the Company, see "Proposal I -- Election of Directors."
2 Includes 125 shares held by Mr. Demyan individually, and 3,822 shares held by Mrs. Demyan individually.
3 Includes 29,001 shares held by Mr. Kuethe individually or jointly with others and 20,000 shares held by Mrs. Kuethe individually.
4 Includes 64,782 shares held by the Eugene P. Nepa Revocable Trust and 7,842 shares held in Mr. Nepa's Individual Retirement Account ("IRA").
5 Includes 7,755 shares held by Mr. Hein individually or jointly with others and 16,578 shares owned by Mrs. Hein individually or jointly with others.

----------------------------------------------------------------
          PROPOSAL I -- ELECTION OF A BOARD OF DIRECTORS
----------------------------------------------------------------

    The Company's Bylaws provide that the Board of Directors shall consist of not less than nine nor more than 16 members as determined at the Annual Meeting of Stockholders provided that two directorships may be left vacant to be filled at the discretion of the Board of Directors. Directors currently serve for terms of one year and until their successors are elected and qualified. The Board of Directors proposes to fix the number of directors for the ensuing year at 12 with two additional vacancies to be filled at the discretion of the Board of Directors and has nominated each of the current directors to serve as directors for an additional term and until their successors are elected and qualified. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

    If Proposal IV to classify the Board of Directors is approved at the Annual Meeting, the Board of Directors will be divided into three classes and directors will be elected to hold office for terms of one, two and three years in accordance with the classifications presented below and until their successors are elected and qualified. If Proposal IV is not approved, directors will be elected to serve for a term of one year and until their successors are elected and qualified.

Class A (term to expire at 2000 Annual Meeting)
-----------------------------------------------

Charles L. Hein             Eugene P. Nepa
Alan E. Hahn                Shirley E. Boyer

Class B (term to expire at 2001 Annual Meeting)
-----------------------------------------------

F. William Kuethe, Jr.      William Scherer, Sr.
Thomas Clocker              Karen Thorwarth

Class C (term to expire at 2002 Annual Meeting)
-----------------------------------------------

John E. Demyan              F.W. Kuethe, III
Theodore L. Bertier, Jr.    Mary Lou Wilcox


    Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Set forth below are the names of the Board of Directors' nominees for election as directors. Also, set forth is certain other information with respect to each nominee's age as of December 31, 1998, the year he or she first became a director of the Company and their business experience. Unless indicated otherwise, the positions stated for each individual are positions held in the Company and in each of its subsidiaries, and the positions stated are positions which are currently held and which have been held for at least the past five years. Each nominee is also a member of the Board of Directors of the Company's wholly-owned subsidiaries, the Bank and GBB Properties, Inc.



NAME                              AGE        DIRECTOR SINCE
----                              ---        --------------
Theodore L. Bertier, Jr.          70             1997

Retired since 1993. Manager of design and drafting department of Westinghouse Electric Corp. prior to retirement. Previously served as a director of the Bank from 1970 through 1995.

Shirley E. Boyer                  62             1995

Owner/Manager of a large number of residential properties in Anne Arundel County, Maryland. Thirteen years experience in various banks (1954-1967) in positions from Teller to Assistant
Branch Manager.

Thomas Clocker                    64              1995

Owner/Operator of Angel's Food Market in Pasadena, Maryland since 1960. Charter member of and assisted in founding Pasadena Business Association. Community involvement including local charities, schools, church, scout groups and athletic programs.

John E. Demyan                    51              1995

Chairman of the board since 1995. Director of the Company and the Bank from 1990 through 1994. Completed Maryland Banking School in 1994 and currently serves on its Board of Trustees. Owner/Manager of commercial and residential properties in northern Anne Arundel County, Maryland.

Alan E. Hahn                       63              1997

Owner/Manager of residential real estate. Retired information systems manager. Chairman of Data Processing Committee for the Bank

Charles L. Hein                    77              1997

Retired clergyman. Purchaser and restorer of residential properties. Mortgagee of residential properties.

F. William Kuethe, Jr.             66              1995

President and Chief Executive Officer of the Company and the Bank since 1995. Director of the Bank from 1963 through 1989. Former President - Glen Burnie Mutual Savings Bank from 1960 through 1995. Licensed appraiser and real estate broker. Banking experience from 1960 to present at all levels.
F. William Kuethe, Jr. is the father of Frederick W. Kuethe,
III.

Frederick W. Kuethe, III           39              1988

Vice President of the Company since 1995. Director of the Bank since 1988. Software design and systems integration - Northrop Grumman Corp. (formerly Westinghouse Electric Corporation). Chairman of the Audit Committee. Graduated from Maryland Banking School. Frederick W. Kuethe, III is the son of F. William Kuethe, Jr.

Eugene P. Nepa                     69              1997

Retired.  Mechanical engineer at Premier Rides Incorporated
1992-1997.

William N. Scherer, Sr.            76              1995

Attorney specializing in wills and estates. Formerly accountant and tax specialist.

Karen B. Thorwarth                 41              1995

Independent insurance agent.  Formerly, manager, Yacht
Department - Basil-Voges, Inc. of Annapolis, Maryland from 1979
to 1997.   Licensed insurance agent specializing in underwriting
and marketing private pleasure yacht insurance.  Member -
Annapolis Yacht Club.

Mary Lou Wilcox                    50              1997

Elementary school teacher at Belle Grove Elementary School in
Brooklyn Park, Maryland.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors holds regular monthly meetings and special meetings as needed. During the year ended December 31, 1998, the Board of Directors met 19 times. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company or the Bank held during 1998 and the total number of meetings held by all committees on which the director served during such year.

    The Bank's Audit Committee acts as the audit committee for the Company and currently consists of Directors Frederick W. Kuethe, III, William N. Scherer, Sr., Shirley E. Boyer, Karen B.
Thorwarth, Alan E. Hahn and Eugene P. Nepa.   The Audit
Committee monitors internal accounting controls and meets with the Bank's Internal Auditor to review internal audit findings, and meets with the Company's independent auditors regarding these internal controls to assure full disclosure of the Company's financial condition. During the year ended December 31, 1998, the Audit Committee met 12 times.

    The Bank's Employee Compensation and Benefits Committee acts as the compensation committee for the Company and is composed of Directors Shirley E. Boyer, F. William Kuethe, Jr., John E. Demyan, Theodore L. Bertier, Jr., Eugene P. Nepa, William N. Scherer, Sr. and Frederick W. Kuethe, III. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank. This Committee met four times during 1998.

    The Company's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. The Board of Directors held one meeting during 1998 in order to make nominations for directors.

DIRECTOR COMPENSATION

    DIRECTORS FEES. Currently, all directors are paid a fee of $700 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. In addition to foregoing director's fees, Mr. Demyan is compensated at the rate of $25,000 per annum for the additional responsibilities of serving as the Chairman of the Board. Directors (other than Mr. Demyan and F. William Kuethe, Jr. who receive no fees for committee meetings) are paid an additional fee of $100 for each committee meeting attended with fees paid for up to two excused absences.

    DIRECTOR STOCK PURCHASE PLAN. The Company maintains a Director Stock Purchase Plan (the "Director Plan") pursuant to which directors may purchase the Common Stock at a price equal to its fair market value on the date an option is granted. At December 31, 1998, there were 21,884 shares of Common Stock reserved for issuance under the Director Plan. The Director Plan was suspended in 1996 and no options are currently outstanding under the Director Plan.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and for each executive officers whose salary and bonus earned in fiscal year 1998 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries during the past three fiscal years.

                                                                         LONG-TERM
                              ANNUAL COMPENSATION                  COMPENSATION AWARDS
                             -----------------------              -----------------------
                                                                  RESTRICTED   SECURITIES
    NAME AND                                     OTHER ANNUAL       STOCK      UNDERLYING     ALL OTHER
PRINCIPAL POSITION      YEAR   SALARY    BONUS   COMPENSATION      AWARD(S)     OPTIONS      COMPENSATION
-------------------     ----   ------    -----   ------------     ----------   ----------    ------------
F. William Kuethe, Jr.  1998   $83,077   $6,000   $  --               --           --         $13,503   1
President and Chief     1997    80,000       --      --               --           --          14,006
Executive Officer       1996    80,000       --      --               --           --          35,183

Michael P. Gavin        1998    95,295    7,125      --               --          --              256   2
Executive Vice          1997 3      --       --      --               --          --               --
President and Chief     1996 3      --       --      --               --          --               --
Operating Officer

____________
1  Mr. Kuethe's "Other Compensation" for 1998 consisted of $1,603 in paid insurance premiums and
   $11,900 in directors' fees.
2  Mr. Gavin's "Other Compensation" for 1998 consisted of $256 in paid insurance premiums.
3  Mr. Gavin was not employed by the Company or the Bank during 1997 and 1996.

     EMPLOYMENT AGREEMENT. The Company and the Bank have entered into an employment agreement (the "Employment Agreement") pursuant to which Michael P. Gavin serves as Chief Operating Officer of the Bank at a base salary of approximately $95,000. The Employment Agreement became effective on January 12, 1998 and provides for a term of three years. On each anniversary date of the commencement of the Employment Agreement, the term of Mr. Gavin's employment will be extended for an additional one-year period beyond the then-effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Gavin has met the required performance standards and that the Employment Agreement should be extended. The Employment Agreement provides Mr. Gavin with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreement terminates upon Mr. Gavin's death, may terminate upon Mr. Gavin's disability and is terminable by the Bank for "just cause" (as defined in the Employment Agreement). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Gavin without just cause, Mr. Gavin will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12 month's salary (not to exceed 2.99 times his then existing salary) and, at Mr. Gavin's election, either continued participation in benefits plans in which Mr. Gavin would have been eligible to participate through the Employment Agreement's expiration date or the cash equivalent thereof. If the Employment Agreement is terminated due to Mr. Gavin's "disability" (as defined in the Employment Agreement), Mr. Gavin will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of Mr. Gavin's disability. In the event of Mr. Gavin's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which Mr. Gavin's death occurred. Mr. Gavin may voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case Mr.
Gavin is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     In the event of (i) Mr. Gavin's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the second anniversary of the change in control or the expiration date of the Employment Agreement (the "Protected Period"), (ii) Mr. Gavin's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by Mr. Gavin, or (iii) Mr. Gavin's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, Mr. Gavin will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between
(i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Gavin receives on account of the change in control. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement provides that within 10 business days following a change in control, the Bank shall fund a trust in the amount of 2.99 times Mr. Gavin's base amount, that will be used to pay Mr. Gavin amounts owed to him. The aggregate payment that would be made to Mr. Gavin assuming his termination of employment under the foregoing circumstances at December 31, 1998 would have been approximately $307,260. In the event that Mr. Gavin prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     All currently outstanding loans to directors and executive officers were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information as of the Record Date concerning ownership of the Common Stock by each of the Company's directors, the individual listed in the Summary Compensation Table included above and all executive officers and directors as a group. Each person listed has sole voting and sole investment power with respect to the shares listed across from his name except as noted otherwise.


                                                       AMOUNT AND NATURE
NAME                                                OF BENEFICIAL OWNERSHIP 1          PERCENT OF CLASS
----                                               --------------------------          ----------------
John E. Demyan                                             94,426  2                        10.53%
F. William Kuethe, Jr.                                     73,860  3                         8.25%
Theodore L. Bertier                                         8,029  4                            *
Shirley E. Boyer                                            6,071  5                            *
Thomas Clocker                                              3,495  6                            *
Alan E. Hahn                                                5,503  7                            *
Charles L. Hein                                            46,785  8                         5.22%
Frederick W. Kuethe, III                                   12,307  9                         1.37%
Eugene P. Nepa                                             72,757  10                        8.13%
William N. Scherer, Sr.                                     3,071  11                           *
Karen B. Thorwarth                                            632                               *
Mary Lou Wilcox                                               400                               *
Michael P. Gavin                                              666                               *
All directors and executive officers as a group           328,398                          36.67%

_____________
1   Rounded to nearest whole share.  For the definition of "beneficial ownership," see footnote 1 to the table in the section entitled "Voting Securities and Principal Holders Thereof."
2   Includes 90,424 shares as to which he shares voting and investment power and 3,822 shares held by his spouse as to which he disclaims beneficial ownership.
3   Includes 37,883 shares as to which he shares voting and investment power and 20,000 shares held by his pouse as to which he disclaims beneficial ownership.
4   Includes 253 shares as to which he shares voting and investment power and 604 shares beneficially owned by his spouse as to which he disclaims beneficial ownership.
5   Includes 5,021 shares as to which she shares voting and investment power.
6   Includes 2,967 shares as to which he shares voting and investment power.
7   Includes 2,283 shares to which he shares voting and investment power and 3,169 shares held in his
    IRA.
8   Includes 13,954 shares as to which he shares voting and investment power, 16,253 shares held as
    Trustee and 16,578 shares held by his spouse as to which he disclaims beneficial ownership.
9   Includes 9,903 shares as to which he shares voting and investment power and 2,175 shares beneficially owned by his spouse as to which he disclaims beneficial ownership.
10  Includes 64,782 shares held by the Eugene P. Nepa Revocable Trust and 7,842 shares held by his IRA.
11  Includes 2,992 shares as to which he shares voting and investment power.

----------------------------------------------------------------
   PROPOSAL II -- APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------------------------------

     The Board of Directors is seeking stockholder authorization to select an outside auditing firm for the ensuing year. Trice & Geary LLC, which was the Company's independent auditing firm for the 1998 fiscal year, is expected to be retained by the Board of Directors to be the Company's independent auditors for the 1999 fiscal year. A representative of Trice & Geary LLC is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires. THE BOARD OF

DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE OF THE
BOARD OF DIRECTORS TO SELECT AN OUTSIDE AUDITING FIRM FOR THE
ENSURING YEAR.

----------------------------------------------------------------
         PROPOSAL III -- APPROVAL OF AN AMENDMENT TO THE
     ARTICLES OF INCORPORATION TO ELIMINATE PREEMPTIVE RIGHTS
----------------------------------------------------------------

      The Board of Directors is seeking stockholder approval of an amendment to the Articles of Incorporation to eliminate preemptive rights. Preemptive rights generally entitle stockholders to subscribe to any and all issuances of the Common Stock on a proportionate basis and in an amount equal to the ratio that each individual stockholder's total number of shares bears to the total number of shares of Common Stock outstanding.

     The Board of Directors is seeking stockholder approval of a new Article Ten to the Articles of Incorporation to eliminate preemptive rights, which reads as follows:

          The holders of the capital stock of the Corporation shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation, whether now or hereafter authorized.

          In accordance with the Maryland General Corporation Law ("MGCL") as in effect at the time of the Company's incorporation, holders of the Common Stock are entitled to preemptive rights with respect to any additional shares which may be issued by the Company since such rights were not specifically denied in the Articles. Under the MGCL, however, preemptive rights do not apply to: (1) stock issued to obtain any of the capital required to initiate the corporate enterprise; (2) stock issued for at least its fair value in exchange for consideration other than money; (3) stock remaining unsubscribed for after being offered to stockholders; (4) treasury stock sold for at least its fair value; (5) stock issued or issuable under articles of merger; (6) stock which is not presently entitled to be voted in the election of directors issued for at least its fair value; (7) stock, including treasury stock, issued to an officer or other employee of the corporation or its subsidiary on terms and conditions approved by the stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter; and (8) any other issuance of shares if the applicability of preemptive rights is impracticable. The MGCL further permits the elimination of preemptive rights through an amendment to the Articles of Incorporation.

     Reasons for Eliminating Preemptive Rights. The Board of Directors believes that eliminating preemptive rights will remove an unnecessary impediment to the Company's ability to raise capital. The Board of Directors notes that few, if any, publicly held companies confer pre-emptive rights on their stockholders and believes that the elimination of preemptive rights is necessary to ensure that the Company has the flexibility to raise capital in an efficient manner. The Board of Directors also believes that eliminating preemptive rights will allow the Company to more easily implement stock-based compensation and other programs which will allow the Company to remain competitive with other banking institutions in retaining and attracting experienced personnel to serve the Company and its stockholders.

     Because of preemptive rights, the Company generally cannot issue additional shares of Common Stock unless the shares are first offered to existing stockholders. Accordingly, the Company is effectively prevented from raising capital through an underwritten public offering or by issuing a block of shares to new investors. While the Company does not currently have plans for any such issuance, the Board of Directors believes that the Company needs the flexibility to undertake such offerings in the future if market conditions make an underwritten public offering attractive or if the Company's need for capital requires it to raise capital quickly through individual investors. The elimination of preemptive rights will also give the Company more flexibility in structuring its stock-based benefit plans since it will no longer be required to obtain the approval of two-thirds of the outstanding shares for such plans. The Company will also be able to restructure its Stockholder Purchase Plan to offer shares on an ongoing basis rather than in quarterly offerings made to stockholders generally as is currently the case.

     Certain Effects of the Amendment. If Proposal III is adopted, the Board of Directors will have the ability to issue additional shares of the Common Stock without first offering them to existing stockholders. Accordingly, the Company may in the future issue Common Stock on terms that dilute the voting and other interests of existing stockholders. Stockholders who desire to maintain their percentage ownership would be required to purchase shares on the open market. The elimination of preemptive rights could also under certain circumstances have an anti-takeover effect since it would allow the Board of Directors to issue additional shares in a manner that could impede an unsolicited takeover attempt. For example, the Company would have the ability to issue a block of shares directly to a favored acquiror in order to dilute the ownership interests of a hostile bidder. The Board of Directors, however, does not have any current plans for such an issuance and is proposing the elimination of preemptive rights solely in order to enhance the Company's future flexibility in capital raising and in other areas requiring the issuance of Common Stock.

     Stockholder Vote Required to Approve the Amendment. Approval of this amendment to the Articles of Incorporation will require the affirmative vote of not less than 80% of the outstanding shares of Common Stock. Since the required vote is based on the number of shares outstanding, an abstention, failure to vote or broker non-vote has the same effect as a vote against Proposal III. The Board of Directors has unanimously approved the proposed amendment to the Articles of Incorporation. THE BOARD OF DIRECTORS BELIEVES THAT THE ELIMINATION OF PREEMPTIVE RIGHTS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THIS AMENDMENT TO ARTICLES OF INCORPORATION.

----------------------------------------------------------------
     PROPOSAL IV -- APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION AND BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF
   DIRECTORS AND TO MAKE CERTAIN CONFORMING AMENDMENTS TO THE
                            BYLAWS
----------------------------------------------------------------

     The Board of Directors is seeking stockholder approval of an amendment to the Articles of Incorporation and conforming amendments to the Bylaws to provide for a classified board of directors. The following is a discussion of and the reasons for the amendments, the anti-takeover effects and the stockholder vote required.

     Under the proposed amendments, the board of directors will be divided into three classes which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively, and, upon reelection will serve for terms of three years thereafter. Each director will continue to serve until his or her successor is elected and qualified.

     To effect the classification, the Board of Directors proposes to add a new Article Eleven to the Articles of Incorporation to read as follows:

     At the 1999 Annual Meeting of Stockholders, the
     Directors elected by the Stockholders shall be divided into three classes (denominated as Class A, Class B and Class C), as nearly equal in number as reasonably possible, with the term of office of the Class A Directors to expire at the year
     2000 Annual Meeting of Stockholders, the term of office of the Class B Directors to expire at the year 2001 Annual Meeting of Stockholders, and the term of office of the Class C Directors to expire at the year 2002 Annual Meeting of Stockholders. At each Annual Meeting of
     Stockholders following such initial classifi-cation and election, Directors elected to succeed those Directors whose terms expire shall be elected for a three (3) year term of office, provided that the Stockholders electing new or replacement Directors may from time to time specify a term of less than three years in order to maintain the number of Directors in each class as nearly equal as possible.

    In order to implement a classified Board of Directors, it will also be necessary to make certain conforming amendments to the Bylaws. Specifically, the Board of Directors proposes to amend Article III, Section 3 of the Bylaws to read the same as proposed Article Eleven, and that the first sentence of Article III, Section 2, of the Bylaws will be amended to remove the reference to the one year term of office of directors to read as follows:

     The property, business and affairs of this corporation shall be managed by a Board of not less than nine (9)
     Directors, nor more than sixteen (16).

     In addition, the Board of Directors proposes to amend the Bylaws to make clear, as required by the MGCL, that a director appointed to the Board of Directors to fill a vacancy will only serve until the next annual meeting of stockholders and until his successors are elected and qualified. Specifically, the Board of Directors proposes to amend Article III, Section 4, of the Bylaws to read as follows:

     Any vacancy on the Board of Directors may be filled by the Board of Directors. A Director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.


     Purpose and Effects of Proposal. The Board of Directors believes that a classified board of directors will promote continuity and stability in the Company's management and policies since a majority of the Company's directors at any given time will have prior experience as directors. The Board of Directors further believes that such continuity and stability will facilitate long-range planning and will have a beneficial effect on employee loyalty and customer confidence. Under the current Bylaws, the entire Board of Directors must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given Annual Meeting. If Proposal IV is approved, the Board of Directors will be divided into three classes effective with the 1999 Annual Meeting, only one of which classes will stand for election at each Annual Meeting thereafter. For a description of the composition of proposed classes, see "Proposal I
Election of Directors." This system of classification will have the effect of making it more difficult to change the composition of the Board of Directors since at least two stockholder meetings will be required, instead of one, to effect a change in a majority of the Board of Directors.

     The need for additional continuity and stability have been illustrated by recent events. At the last Annual Meeting, First Mariner Bancorp ("First Mariner") financed a proxy contest by certain former directors to unseat the entire Board of Directors. The First Mariner slate included few individuals
with any experience in banking.   If First Mariner's slate had
been elected, the Board of Directors believes that the Bank's efforts to satisfy the Memorandum of Understanding with federal and state bank regulators would have been dealt a setback. Subsequently, First Mariner disclosed in public statements and filings with the Board of Governors of the Federal Reserve System (the "FRB") that it intended to run a slate at the current Annual Meeting with the goal of acquiring control of the Board of Directors and running the Company as a subsidiary of First Mariner. In this manner, First Mariner could have acquired effective control of the Company without paying stockholders anything for their shares. First Mariner has since sold its shares back to the Company and agreed not to seek control of the Company and the Board of Directors is not aware of any other attempts to acquire the control of the Company at this time. The Board of Directors, however, continues to believe that a classified board of directors is desirable to deter possible future attempts to acquire control of the Company without paying stockholders a premium.

     The Board of Directors believes that a classified board of directors will ensure that the Board will be able to negotiate with potential acquirors to obtain a fair price for stockholders in any change of control transaction. For a discussion of other provisions of the Articles of Incorporation and Bylaws which could forestall a change of control which has not been negotiated with the Board of Directors, see "Certain Provisions of the Articles of Incorporation and Bylaws." It should be noted that the classification of directors will apply to every election of directors. Accordingly, the classified board will make it more difficult to change the composition of the board even if the reason for the change is dissatisfaction with the performance of the incumbent board. In addition, the MGCL provides that, unless the charter provides otherwise, if the directors have been divided into classes, a director may not be removed without cause. The Board of Directors, however, believes that the increased management stability and continuity fostered by the classified board of directors outweighs any detriment attributable to the reduced ability of stockholders to change the composition of the Board of Directors.

     In connection with the proposal to classify the board of directors, the Board of Directors is seeking stockholder approval of certain conforming amendments to the Bylaws.
Article III, Section 2 of the Bylaws would be amended to remove the current reference to one-year terms for directors. Article III, Section 3 would be amended to read the same as proposed Article Eleven of the Articles of Incorporation. In addition,
Article III, Section 4 of the Bylaws which currently authorizes the Board of Directors to fill vacancies caused by resignation, death or removal for the unexpired term of the predecessor would be amended to provide that any director appointed by the Board of Directors must stand for election at the next annual meeting of stockholders as required by the MGCL.

     Stockholder Vote Required to Approve the Amendments. Approval of each of these amendments to the Articles of Incorporation and the Bylaws will require the affirmative vote of not less than 80% of the outstanding shares of Common Stock. Since the required vote is based on the number of shares outstanding, an abstention, failure to vote or broker non-vote has the same effect as a vote against Proposal IV. The Board of Directors has unanimously approved the proposed amendments. THE BOARD OF DIRECTORS BELIEVES THAT THE CLASSIFICATION OF THE BOARD OF DIRECTORS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION AND THE BYLAWS.

----------------------------------------------------------------
      PROPOSAL V -- APPROVAL OF AN AMENDMENT TO THE BYLAWS
    TO CHANGE THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS
----------------------------------------------------------------

     The Board of Directors is proposing an amendment to the first sentence of Article II, Section 2 of the Bylaws, to change the date of the annual meeting of stockholders from the month of March to May, which will read as follows:

     The Annual Meeting of the Stockholders shall be held on the second Thursday of May at 2:00 p.m. in each year if not a legal holiday, and, if a legal holiday, then on the next business day following at the same hour, when the stockholders shall elect a board and transact such other business as may properly come before the meeting.

     Purpose and Effect of Proposal. The Board of Directors is proposing to amend the Bylaws to move the Annual Meeting of Stockholders to the second Thursday in May in order to allow more time to prepare the proxy statement and Annual Report to Stockholders. The Company is now subject to the proxy rules of the Securities and Exchange Commission which require the Company to send each stockholder an Annual Report when its solicits proxies for the Annual Meeting of Stockholders. In addition, the Annual Report must now contain more extensive information than previous Annual Reports. In order to hold the meeting on the second Thursday in March as required by the current
Bylaws, these documents must be substantially complete by the end of January. Accordingly, the Company's annual audit must be conducted on an accelerated schedule. The Company believes that a later Annual Meeting will reduce auditing costs and allow the Company to provide stockholders with improved information.

     Stockholder Vote Required to Approve the Amendment. Approval of this amendment to the Bylaws will require the affirmative vote of not less than 80% of the outstanding shares of Common Stock. Since the required vote is based on the number of shares outstanding, an abstention, failure to vote or broker non-vote has the same effect as a vote against Proposal V. The Board of Directors has unanimously approved the proposed amendment. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED CHANGE IN THE ANNUAL MEETING DATE IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THIS AMENDMENT TO THE BYLAWS.

----------------------------------------------------------------
      PROPOSAL VI -- APPROVAL OF AN AMENDMENT TO THE BYLAWS
   TO REDUCE THE STOCKHOLDER VOTE REQUIRED TO AMEND THE BYLAWS
----------------------------------------------------------------

     The Board of Directors proposes to amend the Bylaws to lower the stockholder vote required to amend the Bylaws from 80% to 66-2/3%. Specifically, the Board of Directors proposes that stockholders approve an amendment to Article XII, Section 1 of the Bylaws so that the first sentence will read as follows:

     Except as otherwise provided in the Articles of Incorporation, the By-Laws may be amended by the stockholders of the Corporation by an affirmative vote of 66-2/3% of all the votes entitled to be cast on the matter.

     For purposes of clarifying a possible ambiguity in the Bylaws, the Board of Directors also proposes to amend paragraph
c) of Article II, Section 10 (which states that corporate actions may generally be approved by a majority of the votes cast) to include a general exception for actions for which a higher vote is specified in the Bylaws. As amended, paragraph
c) of Article II, Section 10 would read as follows: "All other corporate actions, unless otherwise indicated herein, shall be authorized by a majority of the votes cast."

     Purpose and Effect of Proposal. The proposed amendment would reduce the vote required to amend the Bylaws from the current 80% of shares outstanding to 66-2/3% of shares outstanding. The Board of Directors is proposing the amendment in order to make it less difficult to amend the Bylaws. With the Company's broad stockholder base, it is becoming increasingly difficult to obtain the 80% vote required to amend the Bylaws. As noted in the discussions of the prior proposals, the Bylaws require the Company to follow certain procedures that have become difficult to implement in a corporation with a diffuse stockholder base. In order to ensure that the Company is able to amend its Bylaws in the future to keep pace with the evolving nature of the Company, the Board of Directors is seeking to reduce the vote required for amendments to a level that it believes will be easier to obtain. It should be noted that the Board of Directors does not currently have, and is not seeking stockholder approval for, the authority to amend the Bylaws by action of the Board of Directors alone. If Proposal VI is adopted, future amendments to the Bylaws will remain subject to stockholder approval. In addition, amendments to the Articles of Incorporation will continue to require the approval of 80% of the outstanding shares.

     Stockholder Vote Required to Approve the Amendment. Approval of these amendments to the Bylaws will require the affirmative vote of not less than 80% of the outstanding shares of Common Stock. Since the required vote is based on the number of shares outstanding, an abstention, failure to vote or broker non-vote has the same effect as a vote against Proposal VI. The Board of Directors has unanimously approved these proposed amendments to the Bylaws. THE BOARD OF DIRECTORS BELIEVES THAT THE REDUCTION IN THE VOTE REQUIRED TO AMEND THE BYLAWS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THIS AMENDMENT TO THE
BYLAWS.

 ---------------------------------------------------------------
  CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS
 ---------------------------------------------------------------

     In certain circumstances, the amendments to the Articles of Incorporation and Bylaws described in Proposals III and IV could hinder or delay a change in control of the Company and accordingly could have the effect of protecting current management. Certain existing provisions of the Articles of Incorporation and Bylaws and contractual obligations may also have the effect of discouraging a future takeover attempt which is not approved by the Board of Directors but which individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. Such provisions also will render the removal of the current Board of Directors or management of the Company more difficult.

     The following discussion is a general summary of certain material provisions of the Articles of Incorporation and Bylaws of the Company and certain other provisions of the MGCL, which may be deemed to have such an "anti-takeover" effect.

     Voting Requirements for Approval of Certain Business Combinations and Other Transactions. The Articles of Incorporation provide that the affirmative vote of 80% of the outstanding shares of stock of the Company entitled to vote shall be required to approve the following transactions: (a) the consolidation of the Company with one or more corporations to form a new consolidated corporation; (b) the merger of the Company with another corporation or the merger of one or more corporations into the Company; (c) the sale, lease or exchange or other transfer of all or substantially all, of the property and assets of the Company, including its goodwill; (d) the participation of the Company in a share exchange, the stock of which is to be acquired; or (e) the voluntary liquidation, dissolution or winding up of the Company. Although the Bylaws may currently only be amended by the stockholders by an affirmative vote of 80% of the votes entitled to be cast on the matter, this percentage would be reduced to 66-2/3% if Proposal VI is approved. These provisions of the Articles of Incorporation may have the effect of foreclosing mergers and other business combinations and place the power to prevent such a merger or combination in the hands of a minority of stockholders.

     Removal of Directors. The Company's Bylaws require the affirmative vote of 80% of the votes entitled to be cast at an election of directors in order to remove a director. In addition, if Proposal IV relating to the classification of the Board of Directors is approved, directors may not be removed without cause. This provision may, under certain circumstances, impede the removal of a director of the Company thus precluding a person or entity from immediately acquiring control of the Company's Board of Directors through the removal of existing directors.

     Severance Arrangements. The Company has adopted a Change-in-Control Severance Plan (the "Severance Plan") pursuant to which eligible employees may receive severance payments if their employment terminates following a change-in-control of the Company. Under the Severance Plan, a Change in Control is defined as the acquisition of more than 25% of the Company's voting stock, the ability to elect a majority of the Company's directors, the acquisition of a controlling influence over the management or policies of the Company or when during a period of one year, the individuals who constituted the Board of Directors at the beginning of the period cease to constitute at least two-thirds of the Board of Directors. Eligible employees include any person employed by the Company or its subsidiaries who is not party to an employment or severance agreement. Participants are eligible to receive severance benefits if their employment is terminated for a reason other than cause within one year of a Change-in-Control or if they voluntarily terminate their employment within 90 days of an event that qualifies as "good reason" occurring within one year of a Change-in-Control. Good reason includes a material reduction in compensation, requiring the participant to perform their principal functions more than 30 miles from their office at the date of the Change-in-Control, the failure to maintain the participant's benefits, the assignment of materially different responsi-bilities, or a material diminution of responsibilities. Under the Severance Plan, executive officers are eligible to receive a severance benefit equal to nine months' base pay plus one month of base pay for each full year of employment up to 20 months. Other officers may receive four weeks' base pay plus two weeks of base pay for each full year of employment up to a maximum of 52 weeks. All other employees receive two weeks base pay plus two weeks of base pay for each full year of employment
(with a minium of four weeks) up to a maximum of 52 weeks. The Company has also entered into an employment agreement with Executive Vice President Michael P. Gavin which provides for severance payments in the event of a change-in control as defined in the employment agreement. For a description of these arrangements, see "Proposal I -- Election of a Board of Directors -- Executive Compensation."

     Stockholder Rights Plan. The Board of Directors declared a dividend distribution of one right ("Right") for each outstand-ing share of Common Stock to stockholders of record at the close of business on February 13, 1998 pursuant to the terms of the Stockholder Rights Plan entered into between the Company and the rights agent. Each Right entitles the registered holder to purchase from the Company one share of Common Stock on the date of exercise, at a purchase price of $100.00 on the distribution date (the "Distribution Date"), subject to adjustment. The Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person (other than an exempt person under the Rights Plan) or group of affiliated or associated persons has acquired, or obtained the rights to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 10% or more of the outstanding shares of Common Stock. In the event that a person becomes the beneficial owner of 10% or more of the outstanding Common Stock (except an offer for all outstanding shares of Common Stock approved by a majority of continuing outside directors) each holder of a Right, except such person holding in excess of 10% of outstanding Common Stock, will have the right to receive upon exercise Common Stock having a value equal to
two times the exercise price of the Right.   There is no
monetary value presently assigned to the Rights, except for a redemption value of $.01 per share, and the Rights do not trade separately from the share of the Common Stock. The Rights Plan may have a certain anti-takeover effect, although it is not intended to preclude any prospective offer for all outstanding shares of Common Stock at a fair price and otherwise in the best interest of the Company and its stockholders as determined by the Board of Directors. The Rights Agreement will expire in February 2008.

----------------------------------------------------------------
                          OTHER MATTERS
----------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.

----------------------------------------------------------------
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock ("Reporting Person") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that, with respect to the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements, except for Ms. Shirley E. Boyer and Mr. Eugene P. Nepa who each failed to timely file a Form 4 and Mrs. Ethel Webster who failed to file a Form 3 Initial Statement of Beneficial Ownership upon becoming a Reporting Person or a Form 4 Statement of Changes in Beneficial Ownership to report her disposition of shares.

----------------------------------------------------------------
                          MISCELLANEOUS
----------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's 1998 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO TREASURER, GLEN BURNIE BANCORP, 101 CRAIN HIGHWAY, S.E., GLEN BURNIE, MARYLAND 21061.

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                      STOCKHOLDER PROPOSALS
----------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061 no later than November 12, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Exchange Act. Stockholder proposals, other than those submitted pursuant to the Exchange Act, may be introduced at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              DOROTHY A. ABEL
                              SECRETARY
Glen Burnie, Maryland
February 10, 1999

                                                 REVOCABLE PROXY
GLEN BURNIE BANCORP          1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints John E. Demyan, F. William Kuethe, Jr. and William N. Scherer, Sr., or a majority of them, with full powers of substitution, as attorneys-in-fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, March 11, 1999 at 2:00 p.m., Eastern Time (the "Annual Meeting"), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting.

                                                          VOTE
                                                             FOR       WITHHELD
                                                             ---       --------

1.   To fix the number of
     directors at twelve plus
     two additional vacancies
     which may be filled at the
     discretion of the Board of
     Directors and to elect as
     directors all nominees listed
     below.                                                  [   ]       [   ]

     Theodore L. Bertier, Jr.   F. William Kuethe, Jr.
     Shirley E. Boyer           Frederick W. Kuethe, III
     Thomas Clocker             Eugene P. Nepa
     John E. Demyan             William N. Scherer, Sr.
     Alan E. Hahn               Karen B. Thorwarth
     Charles L. Hein            Mary Lou Wilcox

    INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT
     NOMINEE'S NAME ON THE LINES PROVIDED BELOW.

    --------------------------------------------

    --------------------------------------------


                                                      FOR    AGAINST   ABSTAIN
                                                      ---    -------   -------

2.   To authorize the Board of Directors to
     select an outside auditing firm for the
     1999 fiscal year.                               [   ]    [   ]     [   ]

3.   To approve an amendment to the Articles
     of Incorporation to eliminate preemptive
     rights.                                         [   ]    [   ]     [   ]

4.   To approve an amendment to the Articles
     of Incorporation to provide for a classified
     board of directors and make certain
     conforming amendments to the Bylaws.            [   ]    [   ]     [   ]

5.   To approve an amendment to the Bylaws
     to change the date fixed for the annual
     meeting of stockholders.                        [   ]    [   ]     [   ]

6.   To approve an amendment to the Bylaws to
     reduce the stockholder vote required to
     amend the Bylaws from 80% to 66-2/3% of all
     votes entitled to be cast.                      [   ]    [   ]     [   ]


     The Board of Directors recommends a vote "FOR" each of the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINATIONS AND FOR EACH OF THE OTHER PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 1998 Annual Report to stockholders for the annual meeting

Dated:       , 1999       ______________________________________
                                   PRINT NAME OF STOCKHOLDER

                          ______________________________________
                                   SIGNATURE OF STOCKHOLDER

                          ______________________________________
                                   PRINT NAME OF STOCKHOLDER

                          ______________________________________
                                   SIGNATURE OF STOCKHOLDER

       Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK
THIS BOX.  [   ]

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ACCOMPANYING POSTAGE-PREPAID ENVELOPE.